UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	1/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2007

Semiannual Report
to Shareholders

DWS Equity Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.24%, 2.03%, 1.99% and 0.96% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge, if any) as of 1/31/07
DWS Equity Income Fund	6-Month*	1-Year	3-Year	Life of Fund**
Class A	12.39%	17.76%	11.56%	14.09%
Class B	12.01%	16.77%	10.63%	13.18%
Class C	12.02%	16.79%	10.64%	13.17%
Institutional Class	12.49%	17.70%	11.51%	14.06%
Russell 1000® Value Index+	13.43%	19.18%	14.91%	17.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
** The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/07	$ 12.23	$ 12.23	$ 12.22	$ 12.26
7/31/06	$ 12.26	$ 12.25	$ 12.24	$ 12.27
Distribution Information: Six Months as of 1/31/07: Income Dividends	$ .14	$ .09	$ .09	$ .13
Capital Gain Distributions	$ 1.38	$ 1.38	$ 1.38	$ 1.38
Class A Lipper Rankings — Equity Income Funds Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	75	of	243	31
3-Year	122	of	190	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 1/31/07
Class A	1-Year	Life of Fund*
Return before Taxes	10.99%	12.13%
Return after Taxes on Distributions	12.24%	11.66%
Return after Taxes on Distributions and Sale of Fund Shares	13.71%	11.20%
Russell 1000 Value Index+	19.18%	17.72%
* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/07
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$11,099	$13,086	$14,802
	Average annual total return	10.99%	9.38%	12.13%
Class B	Growth of $10,000	$11,377	$13,338	$15,082
	Average annual total return	13.77%	10.08%	12.75%
Class C	Growth of $10,000	$11,679	$13,545	$15,277
	Average annual total return	16.79%	10.64%	13.17%
Russell 1000® Value Index+	Growth of $10,000	$11,918	$15,173	$17,459
	Average annual total return	19.18%	14.91%	17.72%
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,177,000	$1,386,600	$1,569,400
	Average annual total return	17.70%	11.51%	14.06%
Russell 1000 Value Index+	Growth of $1,000,000	$1,191,800	$1,517,300	$1,745,900
	Average annual total return	19.18%	14.91%	17.72%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.14% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/07
DWS Equity Income Fund	6-Month*	1-Year	Life of Class**
Class S	12.46%	17.83%	12.16%
Russell 1000 Value Index+	13.43%	19.18%	15.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
** The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/07	$ 12.25
7/31/06	$ 12.27
Distribution Information: Six Months as of 1/31/07: Income Dividends	$ .14
Capital Gain Distributions	$ 1.38
Class S Lipper Rankings — Equity Income Funds Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	74	of	243	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns as of 1/31/07
Class S	1-Year	Life of Class*
Return before Taxes	17.83%	12.16%
Return after Taxes on Distributions	19.15%	11.65%
Return after Taxes on Distributions and Sale of Fund Shares	18.55%	11.62%
Russell 1000 Value Index+	19.18%	15.63%
* The Class commenced operations on December 1, 2004. Index returns began November 30, 2004.
Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000® Value Index+

Comparative Results as of 1/31/07
DWS Equity Income Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,783	$12,821
	Average annual total return	17.83%	12.16%
Russell 1000 Value Index+	Growth of $10,000	$11,918	$13,698
	Average annual total return	19.18%	15.63%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2006 to January 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,123.90	$ 1,120.10	$ 1,120.20	$ 1,124.60	$ 1,124.90
Expenses Paid per $1,000*	$ 6.16	$ 10.37	$ 10.31	$ 5.41	$ 5.30
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,019.41	$ 1,015.43	$ 1,015.48	$ 1,020.11	$ 1,020.21
Expenses Paid per $1,000*	$ 5.85	$ 9.86	$ 9.80	$ 5.14	$ 5.04
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	1.15%	1.94%	1.93%	1.01%	.99%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David Hone discusses DWS Equity Income Fund's performance and strategy and the market environment during the six-month period ended January 31, 2007.

Q: How would you describe the economic and market environment over the last six months?

A: After several years of above-trend growth, the US economy expanded at a pace slightly below most estimates of its potential over the last few months, while core inflation increased somewhat, to a rate slightly above the US Federal Reserve Board's (the Fed's) desired range. Despite weakness in the housing market, consumer spending held up reasonably well. Trends in business investment also remained fairly positive. After raising interest rates fairly steadily for two years, the Fed stopped tightening in the last half of 2006 because they believed the moderation in economic growth, together with tame inflation expectations and receding energy prices, would help bring core inflation down. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend.

The equity market was quite strong over the last six months, and returns of most major indices were within a fairly narrow range. The Standard & Poor's® 500 (the S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 13.75% for the six months ended January 31, 2007.1 Growth stocks, measured by the Russell 1000® Growth Index, outperformed value stocks, measured by the Russell 1000® Value Index.2 Bond returns were positive but significantly lower than equity returns: return of the Lehman Brothers Intermediate US Aggregate Bond Index was 3.44%.3

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Lehman Brothers Intermediate US Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Equity Income Fund (Class A shares) produced a total return of 12.39% for the six months ended January 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund's return was below that of its benchmark, the Russell 1000 Value Index, which had a return of 13.43% but above the average of its peer group, the Lipper Equity Income Funds category, which had a return of 12.15%.4

4 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. It is not possible to invest directly in a Lipper category.

Since equity returns were much higher than bond returns, the bond component of the portfolio was the main reason that our total return for the last six months lagged that of the Russell 1000 Value Index. Return of the equity portion of the portfolio, which represents 88% of total assets as of January 31, 2007, was above 14%, compared with a return of 13.43% for the Russell 1000 Value Index. Despite the bond component, the fund surpassed the average return of its Lipper peer group, even though many of the funds in the peer group are entirely equity funds.

Q: How would you describe the fund's objective and your investment process?

A: The fund seeks high income consistent with the preservation of capital and, secondarily, long-term growth of capital. At least 80% of the fund's assets are normally invested in a diversified portfolio of dividend-paying stocks.

The fund utilizes a value-investing style emphasizing investment in established companies that pay dividends and offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. We begin by screening for stocks with price-to-earnings ratios below the average for the S&P 500 Index. We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. We will normally sell a security when we believe the income or growth potential of the security has changed, other investments offer better opportunities, or in the course of adjusting industry emphasis.

The fund may hold modest positions in DWS bond funds to further enhance potential income and to provide additional diversification. The allocation of the fund's portfolio among debt, equity and cash is based on a diversified approach to asset allocation that combines uncorrelated styles and market views from multiple globally located investment teams within a rigorous quantitative framework.

Q: What investment decisions helped performance?

A: Stock selection in the consumer discretionary sector was a major contributor to the fund's performance relative to its benchmark. Among the strongest holdings were Station Casinos, Inc.*, and Abercrombie & Fitch Co., two stocks in which we had maintained positions because we believed in their fundamental value even though they detracted from performance in prior periods. Teen apparel retailer Abercrombie & Fitch performed well on solid trends in same-store sales. Station Casinos is no longer in the portfolio because it was taken private in a leveraged buy-out in the fourth quarter of 2006.

* As of January 31, 2007, the position was sold.

Also positive for returns was the portfolio's modest underweight in energy, which had the lowest return of the 10 sectors in the Russell 1000 Value Index. Performance benefited further from not owning some of the energy stocks that were weakest during the period.

In the financials sector, performance benefited from strong stock selection, with an emphasis on quality stocks with high yields. One of the best-performing holdings was Ameriprise Financial, Inc., which is increasingly being recognized as an asset manager, rather than a life insurance company. The stock moved up further on very strong earnings reported in January.

Another positive was an over-representation in telecommunications, where one of the best-performing stocks was Citizens Communications Co., which provides telephone service to rural areas and small towns.

Q: Which holdings detracted from performance?

A: In the materials sector, which was underweight relative to the index, this fund's performance was hurt by its emphasis on quality at a time when more speculative cyclical stocks were performing best. One example is a position in Packaging Corp. of America, a company with a solid yield that was up just modestly in the period.

In the industrials sector, performance was hurt by an overweight in Textron, Inc., which was up just modestly, largely because of investors' concerns about production issues in its Bell Helicopter unit.

An overweight in the laggard health care sector also detracted from performance. Some major holdings including Novartis AG and Wyeth had returns below 3%.

Q: What other comments do you have for shareholders?

A: We believe that the current economic environment is positive for this fund's investment style for several reasons. Economic growth continues to be solid, productivity is still improving and inflation remains tame. In this late stage of a lengthy economic expansion, we believe it is likely that the market will begin to favor high-quality dividend-paying stocks such as those that make up this portfolio. In fact, during calendar year 2006, stocks in the S&P 500 Index that paid dividends outperformed non-dividend-paying stocks. As economic growth slows, we believe that the market may begin to favor stable, less cyclical stocks that offer real value.

The market's strength in the last three years has been driven almost entirely by earnings growth; there has been no expansion of price-earnings ratios. We believe that the potential exists for expansion of the multiple of stock prices to earnings; this could be positive for the high-quality large-cap companies in which this fund invests.

Dividend yield and dividend growth are the major characteristics of this portfolio's holdings. All but two of the stocks in the portfolio pay dividends, and the distribution yield on the equity portion of the portfolio in 2006, after all expenses, was above 2%, compared with 1.7% for the S&P 500 Index. A strong economy over the last several years has enabled many companies to strengthen their balance sheets, and their strong cash positions, together with solid earnings prospects, make it increasingly likely that the companies may continue to raise dividends.

In managing this fund, we focus on value, but there is also a growth component, since growth is one element of value. We take a disciplined approach to investment selection, and we will not deviate from our commitment to quality, value and yield in the interest of short-term performance.

While we do consider performance relative to the benchmark, our main focus is on yield and dividend growth. We believe that this approach will enable this fund to perform well over the long term, especially since dividend income can reduce risk by providing a cushion against capital loss in down markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	1/31/07	7/31/06

Common Stocks	88%	90%
DWS High Income Fund	7%	5%
DWS Core Fixed Income Fund	3%	4%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/07	7/31/06

Financials	35%	34%
Health Care	11%	12%
Energy	11%	10%
Consumer Discretionary	9%	8%
Telecommunication Services	9%	10%
Information Technology	7%	4%
Consumer Staples	7%	9%
Industrials	6%	6%
Utilities	3%	5%
Materials	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2007 (28.0% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	4.0%
2. JPMorgan Chase & Co. Provider of global financial services	3.8%
3. ExxonMobil Corp. Explorer and producer of oil and gas	3.6%
4. AT&T, Inc. Provider of communications services	3.4%
5. American International Group, Inc. Provider of insurance services	3.0%
6. Altria Group, Inc. Parent company operating in tobacco and food industries	2.2%
7. Citigroup, Inc. Provider of diversified financial services	2.2%
8. Morgan Stanley Provider of investment banking and brokerage services	2.0%
9. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.9%
10. Loews Corp. A holding company with subsidiaries who provide insurance, cigarette manufacturing and hotel operators.	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 88.1%
Consumer Discretionary 7.8%
Hotels Restaurants & Leisure 1.1%
Carnival Corp.	30,200	1,557,112
Media 2.1%
Idearc, Inc.*	49,285	1,597,820
Regal Entertainment Group "A"	63,600	1,431,000
		3,028,820
Multiline Retail 1.2%
Federated Department Stores, Inc.	41,964	1,741,086
Specialty Retail 3.4%
Abercrombie & Fitch Co. "A"	16,700	1,328,318
Limited Brands, Inc.	31,800	888,492
Lowe's Companies, Inc.	38,600	1,301,206
TJX Companies, Inc.	45,800	1,354,306
		4,872,322
Consumer Staples 6.4%
Beverages 1.5%
Diageo PLC (ADR)	27,300	2,149,329
Food & Staples Retailing 1.4%
CVS Corp.	61,700	2,076,205
Food Products 0.7%
Unilever NV (NY Shares)	40,200	1,072,938
Tobacco 2.8%
Altria Group, Inc.	35,619	3,112,744
UST, Inc.	14,800	850,112
		3,962,856
Energy 9.2%
Energy Equipment & Services 1.4%
GlobalSantaFe Corp.	15,200	881,752
Schlumberger Ltd.	18,100	1,149,169
		2,030,921
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	15,100	1,100,488
ConocoPhillips	17,474	1,160,448
ExxonMobil Corp.	70,139	5,197,300
Hess Corp.	29,600	1,598,104
Marathon Oil Corp.	14,800	1,337,032
Spectra Energy Corp.*	32,100	838,452
		11,231,824
Financials 30.9%
Capital Markets 5.8%
Ameriprise Financial, Inc.	39,900	2,352,504
Merrill Lynch & Co., Inc.	23,100	2,161,236
Morgan Stanley	34,100	2,823,139
The Goldman Sachs Group, Inc.	4,600	975,936
		8,312,815
Commercial Banks 5.2%
PNC Financial Services Group, Inc.	34,742	2,562,917
SunTrust Banks, Inc.	16,519	1,372,729
UnionBanCal Corp.	22,200	1,434,564
US Bancorp	36,000	1,281,600
Wachovia Corp.	15,700	887,050
		7,538,860
Diversified Financial Services 10.0%
Bank of America Corp.	109,704	5,768,236
Citigroup, Inc.	56,233	3,100,125
JPMorgan Chase & Co.	108,252	5,513,275
		14,381,636
Insurance 6.7%
Allstate Corp.	21,000	1,263,360
American International Group, Inc.	63,000	4,312,350
Lincoln National Corp.	20,400	1,369,656
Loews Corp.	62,700	2,724,942
		9,670,308
Real Estate Investment Trusts 1.3%
Host Hotels & Resorts, Inc. (REIT)	68,200	1,805,254
Thrifts & Mortgage Finance 1.9%
New York Community Bancorp., Inc.	41,200	695,868
Washington Mutual, Inc.	44,000	1,961,960
		2,657,828
Health Care 9.9%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	48,407	2,403,892
Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	30,400	1,588,704
Pharmaceuticals 7.1%
Abbott Laboratories	37,879	2,007,587
Merck & Co., Inc.	35,030	1,567,592
Novartis AG (ADR)	32,300	1,863,387
Pfizer, Inc.	87,200	2,288,128
Wyeth	51,260	2,532,757
		10,259,451
Industrials 5.1%
Aerospace & Defense 1.3%
Honeywell International, Inc.	41,959	1,917,107
Electrical Equipment 0.8%
Emerson Electric Co.	24,272	1,091,512
Industrial Conglomerates 3.0%
General Electric Co.	61,518	2,217,724
Textron, Inc.	22,209	2,069,212
		4,286,936
Information Technology 6.5%
Communications Equipment 2.6%
Harris Corp.	29,900	1,519,518
Nokia Oyj (ADR)	101,800	2,249,780
		3,769,298
Software 3.9%
Autodesk, Inc.*	41,400	1,810,008
Microsoft Corp.	79,800	2,462,628
Symantec Corp.*	69,300	1,227,303
		5,499,939
Materials 1.5%
Containers & Packaging 0.6%
Packaging Corp. of America	35,900	819,956
Metals & Mining 0.9%
Alcoa, Inc.	42,600	1,375,980
Telecommunication Services 7.8%
Diversified Telecommunication Services 6.1%
AT&T, Inc.	131,893	4,963,115
Citizens Communications Co.	75,100	1,100,966
Verizon Communications, Inc.	70,800	2,727,216
		8,791,297
Wireless Telecommunication Services 1.7%
ALLTEL Corp.	38,600	2,365,794
Utilities 3.0%
Electric Utilities 2.0%
Duke Energy Corp.	74,000	1,457,060
FPL Group, Inc.	24,518	1,388,945
		2,846,005
Multi-Utilities 1.0%
SCANA Corp.	34,900	1,421,129
Total Common Stocks (Cost $106,050,422)		126,527,114

Open End Investment Companies 10.4%
DWS Core Fixed Income Fund "Institutional" (a)	415,003	4,419,780
DWS High Income Fund "Institutional" (a)	1,916,348	10,463,261
Total Open End Investment Companies (Cost $14,715,075)		14,883,041

Cash Equivalents 1.4%
Cash Management QP Trust, 5.31% (b) (Cost $2,000,362)	2,000,362	2,000,362
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,765,859)+	99.9	143,410,517
Other Assets and Liabilities, Net	0.1	184,746
Net Assets	100.0	143,595,263
* Non-income producing security.
+ The cost for federal income tax purposes was $123,566,292. At January 31, 2007, net unrealized appreciation for all securities based on tax cost was $19,844,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,849,083 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,004,858.
(a) DWS Core Fixed Income Fund and DWS High Income Fund, affiliated funds, are managed by Deutsche Investment Management Americas Inc.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $106,050,422)	$ 126,527,114
Investment in DWS Core Fixed Income Fund (cost $4,392,423)	4,419,780
Investment in DWS High Income Fund (cost $10,322,652)	10,463,261
Investment in Cash Management QP Trust (cost $2,000,362)	2,000,362
Total investments in securities, at value (cost $122,765,859)	143,410,517
Cash	21,529
Receivable for investments sold	1,023,990
Receivable for Fund shares sold	190,397
Dividends receivable	132,157
Interest receivable	13,724
Other assets	35,208
Total assets	144,827,522
Liabilities
Payable for investments purchased	578,121
Payable for Fund shares redeemed	376,291
Accrued management fee	88,609
Other accrued expenses and payables	189,238
Total liabilities	1,232,259
Net assets, at value	$ 143,595,263
Net Assets
Net assets consist of: Undistributed net investment income	86,987
Net unrealized appreciation (depreciation) on investments	20,644,658
Accumulated net realized gain (loss)	1,948,299
Paid-in capital	120,915,319
Net assets, at value	$ 143,595,263

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($71,619,163 ÷ 5,858,394 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.23
Maximum offering price per share (100 ÷ 94.25 of $12.23)	$ 12.98

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,900,307 ÷ 1,872,807 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.23

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,008,996 ÷ 3,520,425 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.22
Class S Net Asset Value, offering and redemption price(a) per share ($3,316,097 ÷ 270,706 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.25
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,750,700 ÷ 224,343 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.26
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,060)	$ 1,607,029
Dividends from DWS affiliated mutual funds	575,429
Interest — Cash Management QP Trust	78,124
Total Income	2,260,582
Expenses: Management fee	474,338
Administration fees	71,329
Services to shareholders	102,834
Custodian fees	6,749
Distribution service fees	420,628
Auditing	26,854
Legal	9,843
Trustees' fees and expenses	5,022
Reports to shareholders	34,206
Registration fees	30,705
Other	4,115
Total expenses before expense reductions	1,186,623
Expense reductions	(109,896)
Total expenses after expense reductions	1,076,727
Net investment income	1,183,855
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,950,555
Net unrealized appreciation (depreciation) during the period on investments	9,139,376
Net gain (loss) on investment transactions	15,089,931
Net increase (decrease) in net assets resulting from operations	$ 16,273,786

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2007 (Unaudited)	Year Ended July 31, 2006
Operations: Net investment income (loss)	$ 1,183,855	$ 3,054,448
Net realized gain (loss) on investment transactions	5,950,555	5,216,834
Net unrealized appreciation (depreciation) during the period on investment transactions	9,139,376	2,371,245
Net increase (decrease) in net assets resulting from operations	16,273,786	10,642,527
Distributions to shareholders from: Net investment income: Class A	(765,674)	(1,840,267)
Class B	(149,434)	(357,607)
Class C	(294,448)	(695,110)
Class S	(20,722)	(18,682)
Institutional Class	(26,946)	(52,598)
Net realized gains: Class A	(4,511,135)	(3,382,795)
Class B	(1,437,641)	(987,805)
Class C	(2,814,688)	(1,935,077)
Class S	(137,354)	(30,858)
Institutional Class	(169,638)	(96,386)
Tax return of capital: Class A	(2,967,652)	—
Class B	(945,753)	—
Class C	(1,851,643)	—
Class S	(90,359)	—
Institutional Class	(111,596)	—
Fund share transactions: Proceeds from shares sold	10,090,260	12,097,131
Reinvestment of distributions	12,778,475	7,201,975
Cost of shares redeemed	(15,103,680)	(43,028,523)
Redemption fees	10	661
Net increase (decrease) in net assets from Fund share transactions	7,765,065	(23,728,756)
Increase (decrease) in net assets	7,744,168	(22,483,414)
Net assets at beginning of period	135,851,095	158,334,509
Net assets at end of period (including undistributed net investment income of $86,987 and $160,356, respectively)	$ 143,595,263	$ 135,851,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.26	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.13	.29	.39	.25
Net realized and unrealized gain (loss) on investment transactions	1.36	.66	1.16	1.04
Total from investment operations	1.49	.95	1.55	1.29
Less distributions from: Net investment income	(.14)	(.29)	(.39)	(.18)
Net realized gain on investment transactions	(.83)	(.52)	(.15)	—
Tax return of capital	(.55)	—	—	—
Total distributions	(1.52)	(.81)	(.54)	(.18)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.23	$ 12.26	$ 12.12	$ 11.11
Total Return (%)[d,e]	12.39**	8.31	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	69	84	70
Ratio of expenses before expense reductions (%)	1.31*	1.41	1.32	1.32*
Ratio of expenses after expense reductions (%)	1.15*	.97	.95	.95*
Ratio of net investment income (%)	2.02*	2.46	3.29	2.60*
Portfolio turnover rate (%)	53*	61	67	17*
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.08	.20	.29	.17
Net realized and unrealized gain (loss) on investment transactions	1.37	.64	1.17	1.04
Total from investment operations	1.45	.84	1.46	1.21
Less distributions from: Net investment income	(.09)	(.19)	(.29)	(.11)
Net realized gain on investment transactions	(.83)	(.52)	(.15)	—
Tax return of capital	(.55)	—	—	—
Total distributions	(1.47)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.23	$ 12.25	$ 12.12	$ 11.10
Total Return (%)[d,e]	12.01**	7.31	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	23	18
Ratio of expenses before expense reductions (%)	2.10*	2.18	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.94*	1.79	1.77	1.77*
Ratio of net investment income (%)	1.23*	1.64	2.47	1.78*
Portfolio turnover rate (%)	53*	61	67	17*
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.24	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.08	.20	.29	.17
Net realized and unrealized gain (loss) on investment transactions	1.37	.64	1.17	1.03
Total from investment operations	1.45	.84	1.46	1.20
Less distributions from: Net investment income	(.09)	(.19)	(.29)	(.11)
Net realized gain on investment transactions	(.83)	(.52)	(.15)	—
Tax return of capital	(.55)	—	—	—
Total distributions	(1.47)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.22	$ 12.24	$ 12.11	$ 11.09
Total Return (%)[d,e]	12.02**	7.33	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	41	49	46
Ratio of expenses before expense reductions (%)	2.07*	2.16	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.93*	1.78	1.76	1.76*
Ratio of net investment income (%)	1.24*	1.65	2.48	1.79*
Portfolio turnover rate (%)	53*	61	67	17*
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[c]	.14	.29	.26
Net realized and unrealized gain (loss) on investment transactions	1.36	.66	.35
Total from investment operations	1.50	.95	.61
Less distributions from: Net investment income	(.14)	(.29)	(.32)
Net realized gain on investment transactions	(.83)	(.52)	(.15)
Tax return of capital	(.55)	—	—
Total distributions	(1.52)	(.81)	(.47)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.25	$ 12.27	$ 12.13
Total Return (%)[d]	12.46**	8.30	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1.68
Ratio of expenses before expense reductions (%)	1.15*	1.38	1.42*
Ratio of expenses after expense reductions (%)	1.01*	.97	.95*
Ratio of net investment income (%)	2.16*	2.46	3.22*
Portfolio turnover rate (%)	53*	61	67
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.14	.28	.37	.24
Net realized and unrealized gain (loss) on investment transactions	1.36	.65	1.19	1.05
Total from investment operations	1.50	.93	1.56	1.29
Less distributions from: Net investment income	(.13)	(.28)	(.39)	(.17)
Net realized gain on investment transactions	(.83)	(.52)	(.15)	—
Tax return of capital	(.55)	—	—	—
Total distributions	(1.51)	(.80)	(.54)	(.17)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.26	$ 12.27	$ 12.14	$ 11.12
Total Return (%)[d]	12.49**	8.10	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	2
Ratio of expenses before expense reductions (%)	1.04*	1.16	1.12	1.05*
Ratio of expenses after expense reductions (%)	.99*	1.07	1.05	1.05*
Ratio of net investment income (%)	2.18*	2.36	3.19	2.50*
Portfolio turnover rate (%)	53*	61	67	17*
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity Income Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

A portion of the December 2006 distribution, $.5472 per share, aggregating $5,967,003, had been reclassified as a non taxable return of capital. The remaining tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $37,091,436 and $45,333,898, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Amended and Restated Investment Management Agreement, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	0.665%
Next $750 million of such net assets	0.635%
Next $1.5 billion of such net assets	0.615%
Next $2.5 billion of such net assets	0.595%
Next $2.5 billion of such net assets	0.565%
Next $2.5 billion of such net assets	0.555%
Next $2.5 billion of such net assets	0.545%
Over $12.5 billion of such net assets	0.535%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds").

From August 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.95%
Class B	1.77%
Class C	1.76%
Class S	.95%
Institutional Class	1.07%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annualized expenses of certain classes as follows:

Class B	2.02%
Class S	1.02%

Accordingly, for the six months ended January 31, 2007, the Advisor waived a portion of its management fee aggregating $36,278 and the amount charged aggregated $438,060, which was equivalent to an annualized effective rate of 0.61% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2007, the Advisor received an Administration Fee of $71,329, of which $12,247 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended January 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2007
Class A	$ 36,601	$ 36,601	$ 3,209
Class B	13,191	12,610	1,813
Class C	20,577	19,687	3,887
Class S	1,889	919	205
Institutional Class	1,148	—	829
	$ 73,406	$ 69,817	$ 9,943

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2007
Class B	$ 85,487	$ 14,545
Class C	164,750	28,595
	$ 250,237	$ 43,140

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2007	Annualized Effective Rate
Class A	$ 88,248	$ 3,789	$ 14,860.24%
Class B	28,001	—	12,558.25%
Class C	54,142	—	23,194.25%
	$ 170,391	$ 3,789	$ 50,612

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2007 aggregated $5,245.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2007, the CDSC for Class B and C shares aggregated $33,510 and $70, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2007, DWS-SDI received $224 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,160, of which $7,440 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS affiliated mutual funds. The Advisor does not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS affiliated mutual funds. Distributions from the DWS affiliated mutual funds to the Fund for the six months ended January 31, 2007 were as follows:

Distributions from:	DWS Core Fixed Income Fund	DWS High Income Fund
Income	$ 115,916	$ 459,513

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2007, the custodian fee was reduced by $12 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	247,556	$ 3,096,216	589,474	$ 7,061,761
Class B	68,073	847,932	109,942	1,314,177
Class C	297,281	3,723,645	266,199	3,165,365
Class S	191,606	2,374,967	31,400	379,201
Institutional Class	3,725	47,500	14,726	176,627
		$ 10,090,260		$ 12,097,131
Shares issued to shareholders in reinvestment of distributions
Class A	535,288	$ 6,452,550	341,611	$ 3,992,076
Class B	164,659	1,985,124	91,458	1,068,164
Class C	317,000	3,818,467	167,711	1,956,977
Class S	18,858	227,592	3,569	41,757
Institutional Class	24,393	294,742	12,216	143,001
		$ 12,778,475		$ 7,201,975
Shares redeemed
Class A	(590,216)	$ (7,395,068)	(2,163,283)	$ (25,750,917)
Class B	(169,442)	(2,125,441)	(321,317)	(3,846,636)
Class C	(429,455)	(5,325,418)	(1,108,848)	(13,239,070)
Class S	(16,955)	(216,652)	(13,429)	(160,525)
Institutional Class	(3,373)	(41,101)	(2,640)	(31,375)
		$ (15,103,680)		$ (43,028,523)
Redemption fees		$ 10		$ 661
Net increase (decrease)
Class A	192,628	$ 2,153,698	(1,232,198)	$ (14,696,925)
Class B	63,290	707,625	(119,917)	(1,464,013)
Class C	184,826	2,216,694	(674,938)	(8,116,504)
Class S	193,509	2,385,907	21,540	260,433
Institutional Class	24,745	301,141	24,302	288,253
		$ 7,765,065		$ (23,728,756)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the six-month and one-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the six-month and one-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Shares
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 704
Fund Number	290	390	690	790
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDDSX
Fund Number	2490

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 28, 2007